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                                                                EXHIBIT 10.27(3)

             AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE
                       QUOTA SHARE REINSURANCE CONTRACT

                                  issued to

                            IGF Insurance Company
                               Des Moines, Iowa

                  (hereinafter referred to as the "Company")

                                      by

                       Pafco General Insurance Company
                            Indianapolis, Indiana

                 (hereinafter referred to as the "Reinsurer")


ARTICLE I - BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the liability which may accrue to the Company under its contracts, agreements and binders of insurance (hereinafter called "policies") which are inforce, issued or renewed on or after the effective date hereof for Private Passenger Automobile and Motorcycle Third Party Bodily Injury and Property Damage Liability including medical payments, uninsured and underinsured motorists, and loss arising from no-fault coverage as mandated by law which are underwritten by Pafco General Insurance Company and classified as Automobile Liability business and to include Automobile Physical Damage business.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective on 12:01 A.M. January 1, 1996, with respect to losses occurring on in-force, new and renewal policies and shall continue in force thereafter until terminated.
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IGF INSURANCE COMPANY
AUTOMOBILE QUOTA SHARE REINSURANCE
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B.      Either party may terminate this Contract at any January 1 or July 1 by giving the other party not less than 90 days prior notice in writing.

C.      Upon termination, the Company may elect a cut-off or run-off basis.

        1) "Run-off basis" - In the event of termination on a run-off basis, the Reinsurer shall remain liable for occurrences arising out of covered policies in force at the date of cancellation until expiration, cancellation or next renewal of such policies, but in no case shall this reinsurance be extended for a period longer than 12 months plus odd time after the date of cancellation of this Contract.

        2) "Cut-off basis" - In the event of termination on a cut-off basis the Reinsurer shall have no liability with respect to loss occurrences happening after the effective time and date of cancellation.

                If the cut-off basis is elected, upon termination of this reinsurance, the Reinsurers shall return the unearned premium, if any, calculated on the monthly pro-rata basis, less the appropriate ceding commission as provided for in Article XII.

D.      Should at any time the Reinsurer or the Company:

        1) Be 100% reinsured without the previous written consent of the other party;

        2) Default in payment due under the terms of this Contract if not rendered within 15 days; this provision shall not apply to any items that may be in dispute;

        3) Have a reduction of 20% or more of the paid-in capital for any reason whatsoever;

        4) Have proceedings instituted or filed against them by any insurance regulatory authority for bankruptcy, rehabilitation, conservation, liquidation or dissolution;
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AUTOMOBILE QUOTA SHARE REINSURANCE
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        5)      Reach mutual agreement to do so;

                this Contract may be terminated by either the Reinsurer or the Company upon giving 30 days notice of cancellation in writing by certified mail to the other party. In the event of termination under the provision of this paragraph the Reinsurer shall remain liable for losses arising from business written prior to the effective time and date of cancellation, but shall have no liability with respect to business written after that time and date.

E. At the Company's request, this Contract may be commuted for any Accident Year at terms To Be Agreed.

ARTICLE III - TERRITORY

The Coverage hereunder applies to policies written and providing coverage within the United States of America except for such incidental foreign exposure as may be covered under the territorial provisions of these policies.

ARTICLE IV - EXCLUSIONS

A) Excess Coverage, including coverage written over self insured retentions or deductible amounts greater than $5,000.

B)      Assumed reinsurance.

C) Nuclear Incident per the Nuclear Incident Exclusion Clauses attached hereto and made a part of this Contract.

D) Pools, Associations or Syndicates, except losses from Assigned Risk Plans or similar plans are not excluded.

E) Business classified by the Company as commercial, or normally classified and rated as such by the applicable Insurance
        Services Office Manual. However, this exclusion shall not apply to Artisans' vehicles as defined in the underwriting guidelines.
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AUTOMOBILE QUOTA SHARE REINSURANCE
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ARTICLE V - REINSURANCE LIMITS

A) The Company shall cede and the Reinsurer shall accept as Quota Share reinsurance 100% of the Company's limit of liability as specified in paragraph C of this Article.

B) Should any loss covered hereunder result in an Extra Contractual Obligation or Excess of Policy Limit judgment, then the combination of policy loss and Extra Contractual Obligation or Excess of Policy Limit judgment and Loss Adjustment Expense shall not exceed %500,000.

        An Extra Contractual Obligation or Excess of Policy Limit loss shall be covered hereunder at the proportionate share of 100% of any such loss.

C) For the purpose of determining the liability of the Reinsurer the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

        1)      Third Party bodily injury               not to exceed
                or death as respects                    $100,000 each person
                automobile and motorcycle            $300,000 each occurrence
                liability including first
                aid medical expense payments
                supplementary to bodily injury
                liability, inclusive of PIP

        2)      Third party property                    not to exceed
                damage as respects                  $50,000 each occurrence
                automobile and motorcycle
                liability

        3)      Automobile Physical Damage              not to exceed
                                                    $50,000 per vehicle
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IGF INSURANCE COMPANY
AUTOMOBILE QUOTA SHARE REINSURANCE
TERMS EFFECTIVE:  JANUARY 1, 1996
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ARTICLE VI - OTHER REINSURANCE

The Company maintains Contingency Excess of Loss Reinsurance of $850,000 excess of $200,000 each and every occurrence which inures to the benefit of this Contract whether collectible or not. The Reinsurer shall contribute their proportionate share of the cost of such Contingency Excess of Loss Cover.


ARTICLE VII - DEFINITIONS

A)      "Policies" shall mean all contracts, policies and binders of insurance.

B) "Occurrence" shall mean each accident or occurrence, or series of accidents or occurrences, arising out of one event.

C) "Loss" shall mean the sum actually paid by the Company in settlement of loss or liability after making deductions of all salvages, recoveries and all amounts recoverable, whether collected or not, from other reinsurances.

D) "Loss Adjustment Expenses" as used in this Contract will mean all allocated expenses incurred by the Company in the investigation, appraisal, adjustment, litigation and/or defense of claims under policies reinsured hereunder, including court costs, interest accrued after final verdicts, judgments or awards, first aid medical expense payments supplementary to bodily injury liability, but excluding internal office expenses, salaries, per diem, and other remuneration of regular Company employees, and sums paid to attorneys as retainers. Such expense, where incurred in connection with claims involving this reinsured policies, will be apportioned between the Company and the Reinsurers in proportion to their respective interests as finally determined. Loss Adjustment Expenses shall be in addition to the limits hereunder in the same proportion as the loss paid hereunder, except as stipulated in Article V, Paragraph B.
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E)      "Gross Net Written Premium Income" (GNWPI) shall mean the gross premium and additional premium written for the business reinsured hereunder, less cancellation and return premiums, and less premiums paid for other reinsurance which inures to the benefit of this Contract, if any.

F) "Gross Net Earned Premium Income" (GNEPI) shall mean the gross premium and additional premium earned for business reinsured hereunder, less cancellation and return premiums, and less ceded earned premiums paid for other reinsurance which inures to the benefit of this Contract, if any. GNEPI subject hereunder shall be the unearned premium at the beginning of the accident year, plus the written premium during the accident year, less the unearned premium at the end of the accident year.

G) "Loss in Excess of Policy Limits" as used herein shall mean any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

H) "Extra Contractual Obligations" as used herein shall mean any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which alleges negligence or bad faith on the part of the Company in handling a claim under an original policy subject to this Contract, it being understood that Extra Contractual Obligations and/or Loss in Excess of Policy Limits payable by the Company under the terms of its original policies shall be covered as contractual losses hereunder. An Extra Contractual Obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the original policy. Notwithstanding anything stated herein, this Contract shall not apply to any Extra Contractual Obligation incurred by the
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        Company as a result of fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

        Coverage provided by the reinsurance afforded hereunder as regards paragraphs (G) and (H) above shall be for the proportionate share as provided by this Contract of 100% of any Excess of Policy Limits or Extra Contractual Obligation award as defined in Article V, paragraph B.

I) "Incurred Loss" shall mean the paid loss and loss adjustment expense plus the outstanding loss and loss adjustment expense for each accident year.

ARTICLE VIII - REPORTS AND REMITTANCES

A) The ceding Company shall render a monthly report within 45 days of the close of each month showing the:
                a)      Ceded Gross Net Written Premium; less
                b)      Provisional Ceding Commission; less
                c)      Ceded Loss and Loss Adjustment Expense paid; plus
                d)      Preliminary loss recoveries, if any.

B) Any amounts shown to be due either party, shall be remitted monthly within 60 days after the close of the month.

C) Each monthly report shall include a statement of the reserves for Unearned Premium and Outstanding Losses and Loss Adjustment Expense.

ARTICLE IX - CASH LOSSES

It is understood that when the amount of loss paid by the Company under policies subject to this Contract as a result of any one occurrence exceeds $50,000, the Reinsurer's share will, at the option and demand of the Company, be paid by special remittance immediately, but the Reinsurer shall have the right to deduct from such special remittance any overdue balance due the Reinsurer by
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AUTOMOBILE QUOTA SHARE REINSURANCE
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the Company.  Any special remittance made pursuant to this provision is to be credited to the Reinsurer in the account in which the paid loss appears.

ARTICLE X - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with its proportionate share of salvage or subrogation recoveries (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder.

ARTICLE XI - PREMIUM

The Company shall cede to the Reinsurers 100% of the Gross Net Written Premium Income, plus 100% of the Unearned Premium at the beginning of each accident year for the business covered hereunder less a ceding commission.

ARTICLE XII - CEDING COMMISSION

The Reinsurer shall allow the Company a provisional ceding commission of 30.5% plus premium taxes on the Gross Net Written Premium ceded as set forth herein. The commission allowance shall cover premium taxes of all kinds, local board assessments, and all other expenses and charges whatsoever based upon premium (except losses and loss adjustment expenses) ceded under this Contract.

The term "losses incurred" for the accident year shall be understood to mean the loss and loss adjustment expense paid by the Reinsurer (less salvages, subrogation and recoveries received) on losses ascribed to the accident year, plus loss and loss adjustment expense reserves outstanding on the losses ascribed to the accident year.
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IGF INSURANCE COMPANY
AUTOMOBILE QUOTA SHARE REINSURANCE
TERMS EFFECTIVE:  JANUARY 1, 1996
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ARTICLE XIII - LIABILITY OF THE REINSURER

The liability of the Reinsurer shall coincide with that of the Company, provided same is within the terms and conditions of the original policies of insurance and within the terms of this Contract. The liability of the Reinsurer under this Contract or any endorsements attached hereto shall in no event exceed the limits specified herein as defined under Article V paragraph A and modified by paragraph B, nor be extended to cover any risks, perils or classes of insurance generally or specifically excluded herein.

Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

ARTICLE XIV - OFFSET

The Company or the Reinsurer shall have, and may exercise at any time and from time to time, the right to offset any balance or balances, whether on account of premiums or on account of losses or otherwise, due from one party to the other under the terms of this Contract. However, in the event of the insolvency of any party hereto, offset shall only be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over insolvency.

ARTICLE XV - ACCESS TO RECORDS

The Reinsurer, by its duly appointed representatives, shall have the right at any reasonable time to examine all papers in the possession of the Company referring to business effected hereunder.

As soon as possible after the end of the calendar year, the Company shall furnish the Reinsurer all statistical information necessary for the completion of the Annual Statement in a form and with sufficient detail as to be acceptable to the Reinsurer.

ARTICLE XVI - NET RETAINED LINES

This Contract applies only to that portion of any insurances covered by this Contract which the Company retains net for its own account. In calculating the amount of any loss hereunder only loss or losses in respect of that portion of any insurance which the
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IGF INSURANCE COMPANY
AUTOMOBILE QUOTA SHARE REINSURANCE
TERMS EFFECTIVE:  JANUARY 1, 1996
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Company retains net for its own account shall be included. It being understood and agreed that the amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

ARTICLE XVII - ERRORS AND OMISSIONS

A) Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that the error or omission is rectified as soon as possible after discovery by management personnel of the Company, but in no event shall either be bound by such delay, error or omission for a period longer than thirty days after they receive knowledge thereof.

B) The liability of the Reinsurer under this Contract or any exhibits or endorsements attached thereto shall in no event exceed the limits specified therein, nor be extended to cover any risks, perils, or classes of insurance generally or specifically excluded therein.

C) Reinsurance which is reported but not covered by this Contract shall obligate the Reinsurer only to return the premiums paid for such reinsurance.

ARTICLE XVIII - CURRENCY

All retention and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency. For the purposes of this Contract amounts paid or received by the Company in any other currency shall be converted into United States dollars at the rates of exchange at which such transactions are converted on the books of the Company.
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IGF INSURANCE COMPANY
AUTOMOBILE QUOTA SHARE REINSURANCE
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ARTICLE XIX - TAXES

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax return, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XX - FEDERAL EXCISE TAX

If the Reinsurer is subject to the Federal Excise Tax, the Reinsurer agrees to allow, for the purposes of paying the Tax, up to 1% of the premium payable hereon to the extent such premium is subject to the Tax. In the event of any return premium becoming due hereunder, the Reinsurer will deduct from the amount of the return premium the same percentage as it allowed, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

ARTICLE XXI - UNAUTHORIZED REINSURERS

A) If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded unearned premium, outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

        1.      Clean, irrevocable and unconditional Letters of Credit; and/or
        2.      Escrow accounts for the benefit of the Company; and/or
        3.      Cash advances;

        if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method of funding is acceptable to the insurance regulatory authorities involved.

B) With regard to funding in whole or in part by Letters of Credit, it is agreed that each Letter of Credit will be issued
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        for a term of at least one year and will include an "evergreen clause", which automatically extends the term for at least one additional year at each expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said Letters of Credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

        1. To reimburse itself for the Reinsurer's share of unearned premium and/or losses and/or loss adjustment expenses paid under the terms of original policies reinsured hereunder, unless paid in cash by the Reinsurer;

        2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

        3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded unearned premium and/or loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a Letter of Credit which is under non-renewal notice, if said Letter of Credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

        4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded unearned premium and/or loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

The Reinsurers acknowledge that the Company is responsible to its regulated jurisdiction to ceded reserves through licensed reinsurers or post security as required in the appropriate regulated jurisdiction for which it is operating. Should the Reinsurer not be
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IGF INSURANCE COMPANY
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accepted as licensed in any jurisdiction and the Company is required to post security in accordance with the business written under this Contract, the Reinsurer shall, upon 30 days notice, post security for reserves under this Contract. The reserves shall be posted in accordance with the requirements of the jurisdiction regulations. Should the Reinsurer fail to post the necessary security for reserves within the 30 days of demand by the Company, then the Company will post the necessary reserves and charge the Reinsurer and interest expense of 1% per month on the amount of reserves posted on behalf of the Reinsurer's share.

ARTICLE XXII - INSOLVENCY

A) In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the original policy reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as apart of the expense of conservation or liquidation to the extent of a pro-rata share of benefit which may accrue to the Company solely as a result of the defense undertaken by the reinsurer.

B) Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the
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        terms of this Contract as though such expense had been incurred by the
        Company.

C) It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurer with consent of the direct insured or insureds has assumed such original contract obligation of the Company as direct obligations of the Reinsurer to the payees under such contracts and in substitution for the obligations of the Company to such payees.

ARTICLE XXIII - ARBITRATION

A) As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two parties fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made drawing lots.

B) Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from





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     following the strict rules of law.  The decision of the Arbiters shall be final and binding on both parties, but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgement upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C) If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D) Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E) Any arbitration proceedings shall take place either at the location of the Company's principal office or at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

F) Cancellation of this Contract shall not invalidate this arbitration provision in respect of disputes arising after cancellation but resulting from actions taken or transactions made during any period during which this Contract was in effect.
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IGF INSURANCE COMPANY
AUTOMOBILE QUOTA SHARE REINSURANCE
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IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned:

At Indianapolis, Indiana this 29th day of April, 1996.

IGF INSURANCE COMPANY




                                By: /s/ Alan G. Symons
                                   -------------------------------

At Indianapolis, Indiana this 29th day of April, 1996

PAFCO GENERAL INSURANCE COMPANY

                                By: /s/ Donald J. Goodenow
                                   -------------------------------

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U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE-LIABILITY-REINSURANCE
(Approved by Lloyd's Underwriters' Fire and Non-Marine Association)

(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph
        (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

LIMITED EXCLUSION PROVISION.*

        I. It is agreed that the policy does not apply under any liability coverage, to
                [injury, sickness, disease, death, or destruction, [bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

        II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobile, liability only), Comprehensive Personal Liability Policies (liability only), or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowner Policies.

        III. The inception dates and thereafter of all original policies as described in II above,
                (a)     become effective on or after 1st May, 1960, or
                (b) become effective before that date and contain the Limited Exclusion Provision set out above:
                        Provided this paragraph (2) shall not be applicable to Family Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(3)     Except for those classes of policies specified in Clause II of paragraph
        (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposed of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:
                Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad), Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automotive Liability (including Massachusetts Motor Vehicle or Garage Liability)
        shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

BROAD EXCLUSION PROVISION.*

It is agreed that the policy does not apply:

        I.      Under any liability coverage, to
                [injury, sickness, disease, death or destruction
                [bodily injury or property damage

                (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
                (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

        II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to
                [immediate medical or surgical relief,
                [first aid,
                to expenses incurred with respect to
                [bodily injury, sickness, disease or death
                [bodily injury
                resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

III.    Under any Liability Coverage to
        {injury, sickness, disease, death or destruction
        {bodily injury or property damage
        resulting from the hazardous properties of nuclear material if
        (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
        (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
        (c)     {the injury, sickness, disease, death or destruction
                {bodily injury or property damage
                arises out of the furnishing by an insured of services, materials, parts or equipment in connection with planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to {injury to or destruction of property at such nuclear facility. {property damage to such nuclear facility and any property threat.

IV.     As used in this endorsement:
        "hazardous properties" include radioactive, toxic or explosive properties: "nuclear material" means source material, special nuclear material or byproduct material: "source material", "special nuclear material", and "byproduct material" have the meanings given to them in the Atomic Energy Act of 1954 or in any law amendatory thereof:
        "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor: "waste" means any waste material
        (1) containing byproduct material and
        (2) resulting from the operation by any person or organization or any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means
        (a)     any nuclear reactor,
        (b)     any equipment or device designed or used for
                (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling processing or packaging waste,
        (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
        (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations: "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;
        {With respect to injury to or destruction of property, the word "injury" or "destruction" "property damage" includes all forms of radioactive contamination of property.
        {includes all forms of radioactive contamination of property.

        V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960 provided this paragraph (3) shall not be applicable to
                        (I) Garage and Automobile Policies issued by the Reassured on New York risks, or
                        (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation on paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*Note: The words printed in bold in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

          NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE
                                     CANADA

1. This reinsurance does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber, or association.

2. Without in any way restricting the operation or paragraph 1 of this clause it is agreed that for all purposes of this reinsurance all the original liability contracts of the Company, whether new, renewal or replacements, of the following classes, namely,

                Personal Liability,
                Farmer Liability,
                Storekeepers Liability,

     Which become effective on or after 31st December 1962, shall be deemed to include, from their inception dates and thereafter, the following provision:

LIMITED EXCLUSION PROVISION

This Agreement does not apply to injury, sickness, disease, death, damage or destruction with respect to which an insured under this Agreement is also insured under a contract or nuclear energy liability insurance (whether the insured is named in such Agreement or not or whether or not it is legally enforceable by the insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an insured under any such policy but for its termination upon exhaustion of its limits of liability.

With respect to property, losses of use of such property shall be deemed to be damage to or destruction of property.

3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this reinsurance all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than personal liability, farmers liability, storekeepers liability or automobile liability contracts), which become effective on or after 31st December 1962, shall be deemed to include from their inception dates and thereafter, the following provision:

BROAD EXCLUSION PROVISION

This agreement does not apply to injury, sickness, disease, death, damage or destruction

(A) With respect to which an insured under this Agreement is also insured under a contract of nuclear energy liability insurance (whether the insured is named in such contract or not and whether or not it is legally enforceable by the insured) issued by the Nuclear Insurance Association of Canada or any other group or pool or insurers or would be an insured under any such policy but for its termination upon exhaustion or its limit of liability; or

(B) Resulting directly or indirectly from the nuclear energy hazard arising from:

     (1) The ownership, maintenance, operation or use of nuclear facility by or on behalf of an insured:

     (2) The furnishing by an insured of services, materials, parts, or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

     (3) The transportation, consumption, possession, handling, disposal or use of radioactive material (other than radioisotopes away from a nuclear facility) sold, handled, used or distributed by an insured.

As used in this Endorsement:

(I) The term "Nuclear Energy Hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

(II) The term "Radioactive Material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or being requisite for the production, use or application of atomic energy;

(III)  The term "Nuclear Facility" means:

       (A) Any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

       (B) Any equipment or device designed or used for (I) separating and isotopes of plutonium, thorium, and uranium or any one or more of them, (II) processing or utilizing spent fuel, or (III) handling, processing or packaging waste;

       (C) Any equipment or device used for the processing, fabricating or alloying of plutonium, thorium and uranium or any one or more of them if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

          (D) Any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

     and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

     (IV) With respect to property, loss of use of such property shall be deemed to be damage to or destruction of property.

U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE -- PHYSICAL DAMAGE --
REINSURANCE

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers of Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (l) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer from any insurance against Physical Damage (including business interpretation or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or
     II. Any other nuclear reactor installation, including laboratories handling radioactive materials, in connection with reactor installations, and "critical facilities" as such, or
     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or
     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

          (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or
          (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.
               However on and after 1st January, 1960 this subparagraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.   Without in any way restricting the operations of paragraphs (1), (2) and
     (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.    Reassured to be sole judge of what constitutes:

      (a)  substantial quantities, and
      (b)  the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

      (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

      (b) with respect to any risk located in Canada policies issued by the Reinsured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

CANADA

NUCLEAR INCIDENT EXCLUSION CLAUSE--PHYSICAL DAMAGE--
REINSURANCE

1. This Agreement does not cover any loss or liability accruing to the Reinsured directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     (1) Nuclear reactor power plants including all auxiliary property on the site, or

     (2) Any other nuclear reactor installation, "Including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

     (3) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

     (4) Installations other than those listed in (3) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate.

     (a) where the Reinsured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where the said insurance contains a provision excluding a coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, the Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reinsured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1974 or by any law amendatory thereof.

7.      Reinsured to be sole judge of what constitutes:

        (a)     substantial quantities, and

        (b)     the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer caused by any nuclear incident as defined in The Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, paragraph 8 or this clause shall only apply to all original contracts of the Reinsured whether new, renewal or replacement which become effective on or after December 31, 1984.

                                 ENDORSEMENT I

             This Endorsement Attaches To and Becomes a Part of the

              AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE CONTRACT

                           Effective: January 1, 1995


                                   issued to

                        PAFCO GENERAL INSURANCE COMPANY
                             Indianapolis, Indiana

                                      and

                             IGF INSURANCE COMPANY
                                Des Moines, Iowa

                                       by

                         CHARTWELL REINSURANCE COMPANY
                             Minneapolis, Minnesota

IT IS HEREBY MUTUALLY AGREED that effective 12:01 A.M. January 1, 1996 this Contract is cancelled in accordance with ARTICLE II, COMMENCEMENT AND TERMINATION, paragraph C, subsection 2 on a cut-off basis whereby Reinsurers shall have no liability for loss occurrences happening after that date and time. The unearned premium at December 31, 1995, less a 35% ceding commission, shall be returned to the Company.


                                                Tanenbaum-Harber
                                         Reinsurance Intermediaries, Inc.

ENDORSEMENT I
PAGE 2

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this ENDORSEMENT I to the AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE CONTRACT as of the dates recorded below:

At Indianapolis, IN this 8th day of March, 1996

PAFCO GENERAL INSURANCE COMPANY


                                        By: /s/ Douglas H. Symons
                                            -------------------------------

At Indianapolis, IN this 8th day of March, 1996

IGF INSURANCE COMPANY

                                        By: /s/ Douglas H. Symons
                                            -------------------------------


At Stanford, CT this 20th day of March, 1996

CHARTWELL REINSURANCE COMPANY

                                        By: /s/ Thomas A. Greenberg
                                            -------------------------------



                                                Tanenbaum-Harber
                                        Reinsurance Intermediaries, Inc.

                                 ENDORSEMENT I

             This Endorsement Attaches To and Becomes a Part of the

              AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE CONTRACT

                           Effective: January 1, 1995


                                   issued to

                        PAFCO GENERAL INSURANCE COMPANY
                             Indianapolis, Indiana

                                      and

                             IGF INSURANCE COMPANY
                                Des Moines, Iowa

                                       by

                      CONSTITUTION REINSURANCE CORPORATION
                               New York, New York

IT IS HEREBY MUTUALLY AGREED that effective 12:01 A.M. January 1, 1996 this Contract is cancelled in accordance with ARTICLE II, COMMENCEMENT AND TERMINATION, paragraph C, subsection 2 on a cut-off basis whereby Reinsurers shall have no liability for loss occurrences happening after that date and time. The unearned premium at December 31, 1995, less a 35% ceding commission, shall be returned to the Company.


                                                Tanenbaum-Harber
                                         Reinsurance Intermediaries, Inc.

ENDORSEMENT I
PAGE 2

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this ENDORSEMENT I to the AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE CONTRACT as of the dates recorded below:

At Indianapolis, IN this 8th day of March, 1996

PAFCO GENERAL INSURANCE COMPANY


                                        By: /s/ Douglas H. Symons
                                            -------------------------------

At Indianapolis, IN this 8th day of March, 1996

IGF INSURANCE COMPANY

                                        By: /s/ Douglas H. Symons
                                            -------------------------------


At New York, NY this 20th day of March, 1996

CONSTITUTION REINSURANCE COMPANY

                                        By: /s/ CANNOT READ SIGNATURE
                                            -------------------------------




                                                Tanenbaum-Harber
                                        Reinsurance Intermediaries, Inc.

                                 ENDORSEMENT I

             This Endorsement Attaches To and Becomes a Part of the

              AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE CONTRACT

                           Effective: January 1, 1995


                                   issued to

                        PAFCO GENERAL INSURANCE COMPANY
                             Indianapolis, Indiana

                                      and

                             IGF INSURANCE COMPANY
                                Des Moines, Iowa

                                       by

                           SYDNEY REINSURANCE COMPANY
                               New York, New York

IT IS HEREBY MUTUALLY AGREED that effective 12:01 A.M. January 1, 1996 this Contract is cancelled in accordance with ARTICLE II, COMMENCEMENT AND TERMINATION, paragraph C, subsection 2 on a cut-off basis whereby Reinsurers shall have no liability for loss occurrences happening after that date and time. The unearned premium at December 31, 1995, less a 35% ceding commission, shall be returned to the Company.


                                                Tanenbaum-Harber
                                         Reinsurance Intermediaries, Inc.

ENDORSEMENT I
PAGE 2

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this ENDORSEMENT I to the AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE CONTRACT as of the dates recorded below:

At Indianapolis, IN this 8th day of March, 1996

PAFCO GENERAL INSURANCE COMPANY


                                        By: /s/ Douglas H. Symons
                                            -------------------------------

At Indianapolis, IN this 8th day of March, 1996

IGF INSURANCE COMPANY

                                        By: /s/ Douglas H. Symons
                                            -------------------------------


At New York, NY this 15th day of April, 1996

SYDNEY REINSURANCE CORPORATION

                                        By: /s/ James J. Frori
                                            -------------------------------
                                                Our Ref. #31224


                                                Tanenbaum-Harber
                                        Reinsurance Intermediaries, Inc.

                                 ENDORSEMENT I

             This Endorsement Attaches To and Becomes a Part of the

              AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE CONTRACT

                           Effective: January 1, 1995


                                   issued to

                        PAFCO GENERAL INSURANCE COMPANY
                             Indianapolis, Indiana

                                      and

                             IGF INSURANCE COMPANY
                                Des Moines, Iowa

                                       by

                            SCOR REINSURANCE COMPANY
                               New York, New York

IT IS HEREBY MUTUALLY AGREED that effective 12:01 A.M. January 1, 1996 this Contract is cancelled in accordance with ARTICLE II, COMMENCEMENT AND TERMINATION, paragraph C, subsection 2 on a cut-off basis whereby Reinsurers shall have no liability for loss occurrences happening after that date and time. The unearned premium at December 31, 1995, less a 35% ceding commission, shall be returned to the Company.


                                                Tanenbaum-Harber
                                         Reinsurance Intermediaries, Inc.

ENDORSEMENT I
PAGE 2

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this ENDORSEMENT I to the AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE CONTRACT as of the dates recorded below:

At Indianapolis, IN this 8th day of March, 1996

PAFCO GENERAL INSURANCE COMPANY


                                        By: /s/ Douglas H. Symons
                                            -------------------------------

At Indianapolis, IN this 8th day of March, 1996

IGF INSURANCE COMPANY

                                        By: /s/ Douglas H. Symons
                                            -------------------------------


At New York, NY this 15th day of March, 1996

SCOR REINSURANCE COMPANY

                                        By: /s/ James A. Warten
                                            -------------------------------



                                                Tanenbaum-Harber
                                        Reinsurance Intermediaries, Inc.

                                 ENDORSEMENT I

             This Endorsement Attaches To and Becomes a Part of the

              AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE
                        QUOTA SHARE REINSURANCE CONTRACT

                           Effective: January 1, 1995


                                   issued to

                        PAFCO GENERAL INSURANCE COMPANY
                             Indianapolis, Indiana

                                      and

                             IGF INSURANCE COMPANY
                                Des Moines, Iowa

                                       by

                 WINTERTHUR REINSURANCE CORPORATION OF AMERICA
                               New York, New York

IT IS HEREBY MUTUALLY AGREED that effective 12:01 A.M. January 1, 1996 this Contract is cancelled in accordance with ARTICLE II, COMMENCEMENT AND TERMINATION, paragraph C, subsection 2 on a cut-off basis whereby Reinsurers shall have no liability for loss occurrences happening after that date and time. The unearned premium at December 31, 1995, less a 35% ceding commission, shall be returned to the Company.


                                                Tanenbaum-Harber
                                         Reinsurance Intermediaries, Inc.

ENDORSEMENT I
PAGE 2

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this ENDORSEMENT I to the AUTOMOBILE THIRD PARTY LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE CONTRACT as of the dates recorded below:

At Indianapolis, IN this 8th day of March, 1996

PAFCO GENERAL INSURANCE COMPANY


                                        By: /s/ Douglas H. Symons
                                            -------------------------------

At Indianapolis, IN this 8th day of March, 1996

IGF INSURANCE COMPANY

                                        By: /s/ Douglas H. Symons
                                            -------------------------------


At NY, NY this 5th day of April, 1996

WITHERTHUR REINSURANCE CORPORATION OF AMERICA

                                        By: /s/ Scott M. Emanuele
                                            -------------------------------
                                                Scott M. Emanuele
                                                Assistant Vice President




                                                Tanenbaum-Harber
                                        Reinsurance Intermediaries, Inc.